EXHIBIT 10 (xiii)
June 14, 1996

Mr. J.J. Crewe, Jr., President
J.J. Crewe & Son, Inc.
PO Box 515
Buckeystown, MD 21717

Re:     Acceptance of Quotations for various work and
equipment in new brewery


Dear Jay:

When countersigned by you and after our receipt of reasonably acceptable warranties for the equipment and the work to be provided hereunder, this letter, together with the modified quotations attached hereto and incorporated herein by this reference, will serve as our purchase and work order for the equipment and installation referenced therein.

Please note that I have revised the payment schedule in keeping with our conversation earlier this week. Please initial these 3 changes and return copies of them with the countersigned copy of this letter.

I hope you will be able to attend the "all-hands" meeting at Morgan-Keller's office at 10:00 am, Wednesday, June 26th, where we hope to firm up the schedule, more full delineate the scope of work for each contractor and attempt to improve contractor coordination on the project.

Sincerely

/s/Kevin Brannon, CEO
Frederick Brewing Co.

Acknowledged, accepted and agreed to by J.J. Crewe & Son,
Inc., this ___ day of June, 1996 by:

_________________
Jerome J. Crewe, Jr., President
J.J. Crewe & Son, Inc.

Cc: Steve Nordahl, Masterbrewer
	Dennis Olson, CFO

10 June 1996


Mr. Kevin Brannon
Frederick Brewing Company
103 S. Carroll St.
Frederick, MD 21701

Dear Kevin:

	RE: Mechanical and Electrical Work
		New Brewery

J. J. Crewe & Son, Inc. Agrees to supply all plant, labor, material and supervision for the contracts listed below. The period of warranty will be one year from start-up or beneficial use by customer. This warranty pertains to labor and material supplied by J. J. Crewe & Son, Inc. All other warranties on equipment will be reflected by the manufacturer of said equipment.

PROJECTS
1. Refrigeration - Supply and install on each 500 gpm glycol chiller using ammonia as a refrigerant.

Price:  $355,530.00

2.              Steam Plant - Supply and install one each
		Johnston 200 hp high pressure steam boiler with support system and piping.

Price: $190,150.00

3. Glycol Piping System - Supply and install glycol piping system to support brewery equipment. Price includes pumps and control system.

Price: $96,350.00

10 June 1996
Page Two

4.              Compressed Air System - Supply and install
		one each 50 hp Sullair air compressor and
		associated piping.
Price:  $53,870

5. Fuel Holding Tank - Supply and install one each 2,000 gallon daily use fuel tank.

Price:  $9,800.00

6.              Chemical Treatment - Supply and install
		chemical treatment system for the support of glycol system, boiler feed system and evaporative condenser.

Price:  $16,250.00

Items Not Included
*       Freight
*       Taxes
*       Ammonia piping and installation to Keg Cooling Room

Copies of the original quotations are included with this correspondence. If these conditions are acceptable to the Frederick Brewing Company, Please sigh below and return this letter.

Thank you.

Sincerely,

/s/Jerome J. Crewe, Jr.
President

Enclosure
/s/Kevin Brannon
Frederick Brewing Company

10 June 1996
Page Three

PAYMENT SCHEDULE


Total Contract Price:           $721,950.00


Major equipment requiring 1/3 deposit at placement of order:

	Johnson boiler
	Shell and tube glycol Chiller
	Compressor skid and motor
	Sullair compressor
	Microprocessor control system
	Glycol and process pumps
	Specialty control valves (custom designed)
	Evaporative condensers

Price of 1/3 deposit on equipment listed above:
	$172,350.00
*
Percent of completion - As project proceed, billing will be processed under the percent of completion schedule. The
Owner's representative and the Contractor's representative to agree on percentage of completion before bills are generated. Minimum billing cycle to be 30 days.

*
Owner will pay the deposits due from the Contractor by the manufacturers of this equipment within the terms set by the manufacturers upon receipt of written invoices from the manufacturers and contractor.

TO:             Steve Nordahl
		The Frederick Brewing Company

FROM:   J. Crewe

DATE:   3 May 1996

SUBJECT:        Boiler Requote

J. J. Crewe & Son, Inc. Agrees to supply all plant, labor, material and supervision for the installation of process steam system. Revisions and exclusions are included in this revised quote.

Items included in this system are listed below:

1 ea.   Johnston Super 509 high pressure steam boiler
1 ea.   Boiler feed system using steel tank and 1 ea. Boiler
feed pump
1 ea.   Exhaust stack fabricated from mild steel
1 lot   Boiler Blowdown valves
1 ea.   Blowdown separator
1 ea.   Steam regulating station
1 lot   Steam traps
1 lot   Steam shutoff valves
1 lot   Piper rollers
1 lot   Insulation
1 lot   Wiring
1 ea.   Steam to hot water heat exchanger for building heat


Scope of Work

Supply 50 psi and 30 psi steam to hot liquor tanks, mash
mixer and brew kettles.  Supply steam to hydronic heat
exchanger.  Supply steam to key sanitizer.  Work to consist
of running 6" steam main to brewing room and hot liquor
tanks.  Also, 1 1/2" lateral run to keg sanitizer.
		Price:          $190,150.00

3 May 1996
Page Two


Additional price for chemical and boiler treatment includes the following:

	Water softner
	Boiler chemicals
	Test chemicals
	Three each chemical pumps
	One each chemical tank and pump
	Services of Chemist
	Training for personnel and start up

		Price:          $16,250.00


Items Not Included

	Taxes
	House keeping pad for boiler
	Gas line piping from meter to boiler room

Thank you for giving J. J. Crewe & Son, Inc. The opportunity to quote this project.

TO:             Steve Nordahl
		The Frederick Brewing Company

FROM:   J. Crewe

DATE:   3 May 1996

SUBJECT:        Compressed Air System

J. J. Crewe & Son, Inc. Agrees to supply all plant, labor, material and supervision for the installation of two ea. 50 hp air cooled air compressors and support system. Steve, based on the new information and the meeting we had with your plant engineer, it was established that the air requirement for the project would be 148 CFM at 100 psi.
Following is the revised quotation for your air system:

1 ea. 50 hp air compressors
1 ea. Desiccant air dryer
1 lot blowdown valves
1 lot piping and fittings
1 lot valves
Installation and wiring
1 ea. Oil separator
1 ea. Particulate filter

		Revised Price:          $53,870.00

Mr. Steve Nordahl
Frederick Brewing Company
103 S. Carroll St.
Frederick, MD 21701

Dear Steve:

		RE:     Quotation - Glycol Piping System - New Brewery

J. J. Crewe & Son, Inc. Agrees to supply all plant, labor, material and supervision for the installation of glycol piping system for Phase I as per JV North West's drawing as issued by Frederick Brewing Company to J. J. Crewe & Con, Inc.

Work is to consist of the following items:

	3 ea. glycol pumps
	1 lot pipe
	1 lot valves
	1 lot pipe trim
	Expansion tanks
	Insulation
	Electrical wiring (pumps only)
	Labor
	Rigging 1,000 gal. C/B tank
	Fabrication of pump manifold
	Initial glycol charge

J. J. Crewe & Son, Inc. Is to install 1,000 gal. surge tank and running from 1,000 surge tank will be three individual glycol circuits. One circuit will go to Phase I fermentation. One circuit will go to storage tank room. One circuit will go to cold liquor tanks.

3 May 1996
Page Two


The materials of construction are to be as follows:


	Schedule 40 A53F pipe
	Black hanger iron
	Carbon steel fittings
	Styrofoam insulation with PVC jacket
	Cornell pumps

Items not Included

Taxes
Housekeeping pads for pumps
Control electrical wiring for fermentation tanks
Trim and valves for fermentation tanks

		Price:  $96,350.00

If you have any questions regarding this quotation, please call me. Thank you for giving J. J. Crewe & Son, Inc. The opportunity to quote this project.

Very truly yours,

Jerome J. Crewe, Jr.
President

TO:             Kevin Brannon
		Frederick Brewing Company

FROM:   J. Crewe
		J. J. Crewe & Son, Inc.

DATE:   6 March 1995

SUBJECT:        Phase I - Refrigeration - Engine Room and
Boiler

J. J. Crewe & Son, Inc. Agrees to supply all plant, labor, material and supervision for Phase I refrigeration and electrical.

Items Included

	-       Compressors
	-       Condenser
	-       Vessels
	-       Heat Exchangers
	-       Insulation
	-       Labor
	-       Boiler
	-       Boiler Feed System
	-       NH3 Valves and Controls
	-       Pipe and Fittings
	-       Glycol Pumps
	-       Glycol

		Price:  $355,530.00

Please not that electrical switchgear, labor and installation are to follow.

Terms
Hasegawa compressors - 120 days - more time can be negotiated if necessary.

All other equipment - Net 30

Delivery 8 to 16 weeks